                                                                     Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   Pegasus Capital, LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob,CT 06807

Date of Event Requiring Statement:      09/25/12

Name:                                   Pegasus Investors IV GP, L.L.C.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/25/12

Name:                                   Pegasus Investors IV, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob, CT 06807

Date of Event Requiring Statement:      09/25/12

Name:                                   Pegasus Partners IV, L.P.

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob,CT 06807

Date of Event Requiring Statement:      09/25/12

Name:                                   LSGC Holdings II LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob,CT 06807

Date of Event Requiring Statement:      09/25/12

Name:                                   PCA LSG Holdings, LLC

Address:                                C/O Pegasus Capital Advisors, L.P.
                                        99 River Road
                                        Cos Cob,CT 06807

Date of Event Requiring Statement:      09/25/12